UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                               September 18, 2006

                            NAVIGANT CONSULTING, INC.
        -----------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

      Delaware                        0-28830                 36-4094854
 ------------------                --------------       ------------------------
  (State or Other                   (Commission             (IRS Employer
Jurisdiction of Incorporation)      File Number)          Identification Number)

                       615 North Wabash, Chicago, IL 60611
               (Address of Principal Executive Offices) (Zip Code)

                                 (312) 573-5600
              (Registrant's telephone number, including area code)

                                      N.A.
          (Former Name or Former Address if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   |_|      Written communications pursuant to Rule 425 under the Securities Act

   |_|      Soliciting material pursuant to Rule 14a-12 under the Exchange Act

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 8.01.  Other Events.

On September 18, 2006, Navigant Consulting, Inc. (the "Company") issued a press release reporting its receipt of a ruling from an arbitrator. A copy of the press release is filed as an exhibit to this report and is incorporated by reference into this Item.

ITEM 9.01.  Financial Statements and Exhibits.

(d) The following items are included as Exhibits to this report:

99.1     Press Release dated September 18, 2006



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



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NAVIGANT CONSULTING, INC.

Date:  September 18, 2006           By: /s/ Ben W. Perks
                                        ----------------------------------------
                                    Ben W. Perks
                                    Executive Vice President and Chief Financial
                                    Officer